UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2021

AFC GAMMA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-39995	85-1807125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Okeechobee Blvd., Suite 1770
West Palm Beach, FL, 33401
(Address of principal executive offices, including zip code)

561-510-2390
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AFCG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 13, 2021, AFC Gamma, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the Company’s increased loan commitment to Devi Holdings Inc. and certain of its subsidiaries and affiliates (“Devi”) and related matters under Items 2.01 and 9.01 of Form 8-K.

This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Original Report. This Amendment is being filed to provide the historical financial information of Devi, as required by Item 9.01 of Form 8-K that were not available for inclusion with the Original Report as permitted by item 9.01(a)(3). Except as set forth herein, this Amendment does not amend, modify or update the disclosure contained in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)  Financial statements of businesses or funds acquired.

The audited financial statements of Devi as of and for the year ended December 31, 2020, are filed as Exhibit 99.1 to this Amendment and are incorporated herein by reference. The unaudited consolidated financial statements of Devi as of and for the six months ended June 30, 2021 are filed as Exhibit 99.2 to this Amendment and are incorporated herein by reference.

(b)  Pro forma financial information.

The financial statements filed pursuant to paragraph (a) to this Item 9.01 are not, and will not, be consolidated into the Company’s consolidated financial statements; therefore, no such disclosure of pro forma financial information is applicable.

(d) Exhibits

Exhibit No.	Description

99.1	Audited consolidated financial statements of Devi Holdings Inc. as of and for the year ended December 31, 2020
99.2	Interim unaudited consolidated financial statements of Devi Holdings Inc. as of and for the six months ended June 30, 2021
104	Cover Page Interactive Data File (embedded withing the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2021	AFC GAMMA, INC.

	By:	/s/ Brett Kaufman
Brett Kaufman
Chief Financial Officer